UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2004

CB RICHARD ELLIS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-32983	94-3391143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

865 South Figueroa Street, Suite 3400, Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

(213) 613-3226
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the Company), in connection with the matters described herin.

Item 9.  Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition

On May 6, 2004, the Company conducted a properly noticed conference call to discuss its results of operations for the first quarter of 2004 and to answer any questions raised by the call’s audience. The transcript of this conference call is furnished herewith as Exhibit 99 to this Form.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 12, 2004	CB RICHARD ELLIS GROUP, INC.

	By:	/s/ KENNETH J. KAY
Kenneth J. Kay
Chief Financial Officer